UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 9, 2018

Nuverra Environmental Solutions, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33816	26-0287117
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14624 N. Scottsdale Road, Suite #300, Scottsdale, Arizona 85254

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (602) 903-7802

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company
☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

ITEM 7.01	REGULATION FD DISCLOSURE

On January 9, 2018, Nuverra Environmental Solutions, Inc. (“Nuverra” or the “Company”) made available on its website at www.nuverra.com, under “Investors”, certain presentation materials dated January 9, 2018 that the Company intends to use in one or more meetings with investors and analysts from time to time (the “Presentation Materials”). The Company is furnishing a copy of the Presentation Materials as Exhibit 99.1 hereto, pursuant to Item 7.01 of Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information furnished pursuant to this Item 7.01, and including Exhibit 99.1 furnished herewith, shall not be deemed “filed” for purposes of Section 18 of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

The information contained in the Presentation Materials is summary information that should be considered in the context of materials filed with, or furnished to, the Securities and Exchange Commission by the Company and other public announcements that the Company may make by news release or otherwise from time to time. The Presentation Materials speak only as of the date of this Current Report on Form 8-K. While the Company may elect to update the Presentation Materials in the future to reflect events and circumstances occurring or existing after the date of this Current Report, the Company expressly disclaims any obligation to do so and cautions that the information set forth therein is only accurate as of the date indicated on such materials.

By filing this Current Report on Form 8-K and furnishing the Presentation Materials, the Company makes no admission or representation as to the materiality of any information in this Current Report or the Presentation Materials. The Presentation Materials may contain forward-looking statements. See Page 2 of the Presentation Materials for a discussion of certain forward-looking statements that may be included therein and the risks and uncertainties related thereto. Other important risks and uncertainties that may affect the Company’s business, results of operations and financial position are discussed in its most recently filed Annual Report on Form 10-K and in its Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other Securities and Exchange Commission filings. Unless otherwise required by law, the Company also disclaims any obligation to update its view of any such risks or uncertainties or to announce publicly the result of any revisions to any forward-looking statements.

ITEM 8.01	OTHER EVENTS

The Company expects to release financial results for the fourth quarter of 2017 on Monday, March 5, 2018. Management plans to host a conference call to discuss the Company’s financial results for the fourth quarter of 2017 on Tuesday, March 6, 2018 at 8:30 a.m. Eastern time. Instructions for accessing management’s conference call will be announced separately.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number	Description

99.1	Investor and Analyst Presentation dated January 9, 2018

EXHIBIT INDEX

Exhibit Number	Description

99.1	Investor and Analyst Presentation dated January 9, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUVERRA ENVIRONMENTAL SOLUTIONS, INC.
Date: January 9, 2018	By:	/s/ Joseph M. Crabb
	Name:	Joseph M. Crabb
	Title:	Executive Vice President and Chief Legal Officer